SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 18, 2005

                            Colonial Commercial Corp.
               (Exact name of Registrant as Specified in Charter)


       NEW YORK                            1-6663                11-2037182
       --------                            ------                ----------
(State of other Jurisdiction          (Commission File        (IRS Employer of
   Incorporation) Number)                                    Identification No.)

                 120 NEW SOUTH ROAD, HICKSVILLE, NEW YORK 11801
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              (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: 516-681-4647


                                       N/A
               ---------------------------------------------------
          (Former name or former address, if changed since last report)








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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 20, 2005, Universal Supply Group, Inc., a wholly owned subsidiary of the Corporation, entered into an amended and restated employment agreement with William Salek for a three year term expiring on December 31, 2007. Mr. Salek's compensation is in the amount of $120,000 per annum plus incentive compensation based on the pre-tax profit prior to certain expenses.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Mr. Salek was appointed as Chief Financial Officer of the Corporation on October 22, 2004, as disclosed on Form 8-K filed on October 19, 2004. On January 18, 2005, Mr. Salek was appointed as Treasurer and Secretary of the Corporation.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

            Exhibit No.

            10.01      Form of Amended and Restated Employment Agreement





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 20, 2005

                                            COLONIAL COMMERCIAL CORP.


                                            By:    /S/  BERNARD KORN
                                                   ---------------------
                                            Name:  Bernard Korn

                                            Title:  Chairman of the Board













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